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NS GROUP, INC.                                      December 31, 2001  Form 10-K

                                                                      Exhibit 21



                         SUBSIDIARIES OF NS GROUP, INC.
                             (all are wholly-owned)


Name                                        State of Incorporation
----                                        ----------------------

Erlanger Tubular Corporation                Oklahoma
Koppel Steel Corporation                    Pennsylvania
Newport Steel Corporation                   Kentucky
Northern Kentucky Management                Kentucky